Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

As discussed in Note 1, a REIT is subject to taxation to the extent that taxable income exceeds dividend distributions to shareholders. In order to maintain status as a REIT, the Company is required to distribute at least 90% of its taxable income. In 2018, the Company had pretax loss of $(50,182) and distributions to shareholders in the form of dividends during the tax year of $360,727. In 2017, the Company had pretax income of $152,221 and distributions to shareholders in the form of dividends during the tax year of $469,783. The Company paid out 100% of taxable income in dividends in 2018 and 2017.

The Company has federal and Minnesota net operating loss carryforwards of $2,600,000. The federal losses start to expire in 2034 and the Minnesota losses start to expire in 2029. The carrying amounts of some assets differ for tax basis than book basis. At December 31, 2018 and 2017, the cumulative tax basis in the Company’s assets and liabilities exceeded book basis by $1,966,000 and $1,725,000, respectively. The Company has no deferred tax assets or liabilities on its balance sheet.

The Tax Cuts and Jobs Act, signed into law on December 22, 2017, represents sweeping changes to the Internal Revenue Code, including the reduction of the corporate tax rate to a flat 21 percent.  This rate was effective January 1, 2018, ASC 740-10-30-8 and requires deferred tax assets and liabilities to be measured based on the enacted rates expected to apply when the deferred tax assets or liabilities are settled.  We do not have any deferred tax assets, and therefore did not incur a charge or benefit with regards to the rate change. We continue to work with our advisors to evaluate the new law and its application to ASC 740.